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EXHIBIT 10.03

INVESTMENT ELECTION FORM
VALERO ENERGY CORPORATION
DEFERRED COMPENSATION PLAN

Direction of Investments

The undersigned Participant hereby directs that the measurement of the Participant's account be determined as if it were invested in the fund options as indicated below.

DEFERRALS OF SALARY AND/OR BONUSES BEGINNING 1/1/2005
WILL BE TREATED AS IF INVESTED AS INDICATED BELOW.

Enter your investment elections: 5% minimum/increments of 5%.
The total of the percentages must equal 100%.
You may invest in any one or more (including all) of the fund options.

% Dreyfus Appreciation	% T. Rowe Price Mid-Cap Growth
% Fidelity Intermediate Gov't	% Vanguard Asset Allocation
% Janus Worldwide	% Vanguard Growth and Income
% Liberty—Columbia Income	% Vanguard Index 500
% Oakmark	% Vanguard Index Extended Market
% AASelect Funds Money Market Select Fund

I understand that the elections I have chosen on this form shall remain in effect until I make a directive to change.

Participant's Signature	Date
«First Name» «Last Name» Participant's Name	«Emplid» Participant's Employee ID Number

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  EXHIBIT 10.03